Prospectus Supplement	September 29, 2006

PUTNAM GLOBAL NATURAL RESOURCES FUND

Prospectuses dated December 30, 2005

The following is inserted after the first paragraph in the section “Who manages the fund?”:

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

PUTNAM INVESTMENTS	237604 8/06